THE LAZARD FUNDS, INC.

Lazard Master Alternatives Portfolio

Supplement to Summary Prospectus and Prospectus dated December 1, 2015

The following replaces "Management – Portfolio Managers/Analysts" in the summary prospectus and "Summary Section – Management – Portfolio Managers/Analysts" in the prospectus:
Jai Jacob, a portfolio manager/analyst on the Investment Manager's Multi Asset team, has been with the Portfolio since December 2014.
Stephen Marra, a portfolio manager/analyst on the Investment Manager's Multi Asset team, has been with the Portfolio since December 2014.

The following replaces any contrary information in "Fund Management – Portfolio Management" in the prospectus:

Master Alternatives Portfolio—Jai Jacob and Stephen Marra (each since December 2014)

January 27, 2016